                                                                   EXHIBIT 10.11

BIDDER/OFFEROR TO COMPLETE BLOCKS 11,13,15,21,22&27.
UNDER DPAS (15 CFR 350)                                                                          DO A1
------------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT NO.     3. AWARD/EFFECTIVE       4. SOLICITATION NUMBER        5. SOLICITATION  TYPE            6.SOLICITAION
                        DATE                                                                                   DATE
    F34601-98-C-0145     98 JUN 26               F34601-98-R-60771        [_] SEAL BID    [_] NEGOTIATED
                                                                              (FB)               (RFP)
------------------------------------------------------------------------------------------------------------------------------------
7.  ISSUED BY                              CODE  FA8103              8. THIS ACQUISITION  IS
                                                --------
    DEPARTMENT OF THE AIR FORCE                                      [_]  UNRESTRICRED          [_]  LABOR SURPLUS  AREA CONCEP
    OC-ALC/DIR CONTRACTING/COMODITIES
    3001 STAFF DR  STE 2AH77A                                        [_]  SET ASIDE:    % FOR   [_]  COMBINED SMALL BUSINESS &
    TINKER AIR FORCE BASE OK 73145-3028                              [_]  SMALL BUSINESS             LABOR SURPLUS AREA CONCEP
                                                                          SIC:                  [X]  OTHER  RESTRICTED
    BUYER:  RICK CRICKLIN/LIDAB/[405]739-4468                                      SIZE STANDARD:
                                                NO COLLECT CALLS
------------------------------------------------------------------------------------------------------------------------------------
9.  SOLICITATION:  N/A

------------------------------------------------------------------------------------------------------------------------------------
10. ITEMS TO BE PURCHASED (BRIEF DESCRIPTION)
[_]  SUPPLIES    [_] SERVICES
------------------------------------------------------------------------------------------------------------------------------------
11. IF OFFER IS ACCEPTED BY THE GOVERNMENT WITHIN ___________        12. ADMINISTERED BY            CODE S4402
    CALENDAR DAYS (60 CALENDAR DAYS UNLESS R OFFEROR                                                     -----
    INSERTS A DIFFERENT PERIOD) FROM  THE DATE SET                       DCMC DALLAS
    FORTH IN BLK 9 ABOVE, THE CONTRACTOR                                 1200 MAIN ST
    AGREES TO HOLD  ITS OFFERED PRICES FIRM                              DALLAS TX7 5202-4399
    FOR THE ITEMS SOLICITED HEREIN AND TO
    ACCEPT ANY RESULTING CONTRACT SUBJECT
    TO THE TERMS AND CONDITIONS STATE  HEREIN.
------------------------------------------------------------------
13. CONTRACTOR OFFEROR          CODE  ONR09     FACILITY                                  PAS#:  NONE                        SCD:0
                                     --------   CODE     ---------------------------------------------------------------------------
                                                                     14. PAYMENT WILL BE MADE BY                        CODE HQ039
               TMS INC                                                   DFAS-CO-JW                                          -------
               PO BOX 1358                                               WEST ENTITLEMENT OPERATIONS
               STILLWATER OK  74076 1358                                 PO BOX 182381
                                                                         COLUMBUS OH  43218-2381

        TELEPHONE NO
[_]     CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH
        ADDRESS IN OFFER
                                                SIZE CODE:  J               SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK: 14
------------------------------------------------------------------------------------------------------------------------------------
15. PROMPT PAY DISCOUNT                                              16. AUTHORITY FOR USING OTHER THAN  10 U.S.C. 2304  41 U.S.C.25

       NET 30 CALENDAR DAYS                                               FULL AND OPEN COMPETITION        [_](C)( )   [_] (C)( )
------------------------------------------------------------------------------------------------------------------------------------
      17.                           18.                             19.               20.                  21.                22.
    ITEM NO.            SCHEDULE OF SUPPLIES/SERVICES             QUANTITY           UNIT              UNIT PRICE           AMOUNT


                SEE SCHEDULE







                                                                                                                          ESTIMATED

------------------------------------------------------------------------------------------------------------------------------------
23. ACCOUNTING AND APPROPRIATION DATA                                24.  TOTAL AWARD AMOUNT (FOR GOVERNMENT USE)
      SEE SECTION G                                                                        $694,030.18

------------------------------------------------------------------------------------------------------------------------------------
25. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND                 26.   AWARD OF CONTRACT:  YOUR OFFER ON SOLICITATION  NUMBER
[_] RETURN        COPIES TO ISSUING OFFICE.  CONTRACTOR               [_]  SHOWN IN BLOCK 4 INCLUDING  ANY ADDITIONS OR CHANGES
    AGREES TO FURNISH AND DELIVER ALL ITEMS SET                            WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:
    FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY
    CONTINUATION SHEETS SUBJECT TO THE TERMS AND
    CONDITIONS SPECIFIED HEREIN.

------------------------------------------------------------------------------------------------------------------------------------
27. SIGNATURE OF OFFEROR/CONTRACTOR                         28.  UNITED STATES OF AMERICA (CONTRACTING OFFICER)
    SIGNED BY ART CROTZER                                        SIGNED BY DAVID R. CRICKLIN
------------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF SIGNER (TYPE OR PRINT)    DATE SIGNED     NAME OF CONTRACTING OFFICER                 DATE SIGNED
/s/  ART CROTZER, CEO                        6/15/98        /s/  DAVID R. CRICKLIN                        26 JUN 98
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 8
                                                CONTRACT NUMBER F34601-98-C-0145

                             PART I - THE SCHEDULE
                                   SECTION B
                     SUPPLIES OR SERVICE AND PRICES/COSTS

--------------------------------------------------------------------------------
ITEM       SUPPLIES/SERVICES        QTY UNIT        UNIT PRICE        AMOUNT
--------------------------------------------------------------------------------
COST PLUS FIXED FEE
--------------------
0001    Research and Development    1 LOT         $694,030.18     $694,030.18
        effort for Phase II Small
        Business Innovation
        Research (SBIR) Topic
        No. AF97-239 titled
        "The Digital Automation
        of Legacy Data"
      IAW TMS Sequoia, Inc,
      Proposal dated 21 Nov 97
      (Attachment "A").

0002  Data and Reports to be        1 LOT            NSP             NSP
      furnished IAW Requirements
      set forth on DD Forms 1423
      (Exhibit "A" Attached)

        ALLOWABLE COST, FIXED FEE AND PAYMENT. Contractor shall be reimbursed
        -------------------------------------
        for performance of this contract in accordance with the contract clauses and the following additional terms:

            (a)  The estimated cost of performance is $630,936.53
                                                      -----------
            (b)  The fixed fee for performance is $63,093.65
                                                  ----------
            (c)  The estimated total cost and fixed fee is $694,030.18
                                                           -----------
            (d) The Government presently has available for payment and allotted to this contract $300,000.00 to fund Item 0001 for an estimated
                                  -----------
                 period of nine (9) months. The parties contemplate that the Government will allot additional funds incrementally to the contract up to the full estimated cost to the Government specified in the schedule.
            (e) Vouchers requesting payment for cost reimbursement items under this contract shall be submitted by contractor to:

                     Defense Contract Audit Agency (DCAA)
                     Oklahoma City Sub Office
                     215 Dean A. McGee Ave. Suite 331
                     Oklahoma City, OK 73102-3423

      ADDITIONAL INFORMATION APPLICABLE TO ALL ITEMS
      ----------------------------------------------
      APPL: N/A                            IM CODE: DWB
      P/R: FD 2030-97-60771
      P/R LI: ALL
      FOB: Destination
      QTY VAR: O% OVER     O% UNDER
      ACRN:  AA
      PQA/INSP SITE: Destination         ACCEPTANCE:  Destination

                                                                     PAGE 3 OF 8
                                                CONTRACT NUMBER F34601-98-C-0145


   SHIP TO/MARK FOR:

      OC-ALC/TIET                           CODE: FB2039
      ATTN: Edwin Kincaid
      3001 Staff Drive, Suite 2AF69
      TINKER AFB OK 73145-3080
      MARK/FOR: Contract:    F34601-98-C-0145
                             ----------------


DELIVERY:
---------

All deliveries will be as set forth on DD Forms 1423 and 1423-1 (Exhibit "A") attached.

                                            TOTAL                 $694,030.18

B-1.                  CLAUSES AND PROVISIONS

       (a) Clauses and provisions from the Federal Acquisition Regulation (FAR) and supplements thereto are incorporated in this document by reference and in full text. Those incorporated by reference have the same force and effect as if they were given in full text.
       (b)  Clauses and provisions in this document will be numbered in sequence, but will not necessarily appear in consecutive order.
       (c)  By signature on this contractual document, Contractor certifies that their Section K, Representations and Certifications previously submitted or returned herewith are current and applicable. They are hereby incorporated by reference.

                             PART I - THE SCHEDULE
                                   SECTION C
                   DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1.             SPECIFICATIONS, STANDARDS AND DRAWINGS
                 (IAW FAR 10.008)
       Specifications, standards or drawings (as applicable) are furnished/listed below:

ITEM NR           SPECIFICATIONS, STANDARDS AND/OR ATTACHMENTS
-------           --------------------------------------------

ALL ITEMS         TMS Sequoia, Inc Proposal "The Digital Automation of Legacy
                  Data" dated 21 Nov 97
                  (Attachment "A")

                             PART I - THE SCHEDULE
                                   SECTION D
                             PACKAGING AND MARKING

D-1.              PRESERVATION, PACKAGING, PACKING REQUIREMENTS
                  (IAW FAR 14.201-2(d), and 15.406-2(d))
       If AFMC Form 158 is attached hereto all items shall be preserved, packaged and packed in accordance with said AFMC Form 158.

                             PART I - THE SCHEDULE
                                   SECTION E
                           INSPECTION AND ACCEPTANCE

E-11.  52.246-8   INSPECTION OF RESEARCH AND DEVELOPMENT--COST-     APR 1984
                  REIMBURSEMENT
                      (IAW FAR 46.308)
E-22.  52.246-16  RESPONSIBILITY FOR SUPPLIES                       APR 1984
                      (IAW FAR 46.316)

E-34.             INSPECTION AND ACCEPTANCE
                  (IAW FAR 46.401(b) and 46.503)
       Inspection and acceptance will be at destination(s) specified in Section "B" hereof.

E-240. 252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT        DEC 1991
                     (IAW DFARS 246.370)

                                                                     PAGE 4 OF 8
                                                CONTRACT NUMBER F34601-98-C-0145

E-460. 5352.246-9000 MATERIAL INSPECTION AND RECEIVING REPORT       JUL 1997
                      (0MB No. 0704-0248) (AFMC)
                      (IAW AFMCFARS 5346.370(90))

       (a) As specified by DFARS, Appendix F, Table 2, a copy of DD Forms 250 shall be forwarded to the following address:

            (1)  Forward the purchasing office copy to:

                 OKLAHOMA CITY AIR LOGISTICE CENTER/PKZD
                 3001 STAFF DRIVE, SUITE 2AE79A
                 TINKER AFB, 0K 73145-9103

            (2) For shipments involving Military Assistance Program (MAP), Grant Aid (GA), and Foreign Military Sales (FMS) requirements, an additional copy shall be sent to:

                 OC-ALC/FMIBSAM
                 3350 D AVE STE P26
                 TINKER AFB 0K 73145-9103

            (3) Additional distribution of DD Forms 250 is to be made to the following address(es):

                  NONE

       (b) These special instructions shall be included in any subcontract hereunder where the items purchased from the subcontractor are to be shipped directly to the U.S. Government or to a foreign destination.

       (c) If delivery of MAP, GA, or FMS items to foreign destinations is required, the copies of DD Forms 250 required by DFARS, Appendix F, Table 2, Material Inspection and Receiving Report, Special Distribution, shall be forwarded to the "ship to" address designated in the contract.

                             PART I - THE SCHEDULE
                                   SECTION F
                           DELIVERIES OR PERFORMANCE

F-12.               PERIOD OF PERFORMANCE
                    (IAW FAR 11.401(a))
       Performance under this contract shall be from 19 Jun 98 thru 19 Jun 00.
                                                     ---------      ---------

F-26.  52.242-15    STOP-WORK ORDER                                  AUG 1989
                    (IAW FAR 42.1305(b)(1))

F-29.  52.242-17    GOVERNMENT DELAY OF WORK                         APR 1984
                    (IAW FAR 42.1305(d))

F-36.  52.247-34    F.0.B. DESTINATION                               NOV 1991
                    (IAW FAR 47.303-6(c))

                             PART I - THE SCHEDULE
                                   SECTION G
                         CONTRACT ADMINISTRATION DATA

G-1.                  ACCOUNTING AND APPROPRIATION DATA

       AA: 5783600 298 4753 663005 1T0483 00000 65502F 503000 OBLIGATE
       $300,000.00 ADVICE # HAIRLG98720511

                             PART I - THE SCHEDULE
                                   SECTION H
                         SPECIAL CONTRACT REQUIREMENTS

H-333. 5253.235-9000  SCIENTIFIC/TECHNICAL INFORMATION (STINFO) MAY 1996
                      (IAW AFFARS 5335.010-90)
       If not already registered, the contractor shall register for Defense technical Information Center (DTIC) service by contacting the following:

                 Defense Technical Information Center, DTC/BCS
                     8725 John J. Kingman Road, Suite 0944
                          Fort Belvoir, VA 22060-6218
                                (703) 767-8273

                                                                     PAGE 5 OF 8
                                                CONTRACT NUMBER F34601-98-C-0145


                           PART II - CONTRACT CLAUSES
                                   SECTION I
                                CONTRACT CLAUSES

FAR    52.252-2      CLAUSES INCORPORATED BY REFERENCE                FEB 1998
                     (IAW FAR 52.107(b))
       The full text of a clause may be accessed electronically at this/these address(es):
       Regulations URLs: (Click on the appropriate regulation.)
       http://farsite.hill.af.mil/reghtml/far1toc.htm
       http://farsite.hill.af.mil/reghtml/dfar1toc.htm
       http://farsite.hill.af.mil/reghtml/affar1toc.htm
       http://farsite.hill.af.mil/reghtml/afmc1toc.htm

       NOTE: After selecting the appropriate regulation above, at the "Table of Contents" page conduct a search for the desired regulation reference, using your browser's FIND function. When located, click on the regulation reference (hyperlink).

  NO.  FAR PARA     CLAUSE TITLE                                        DATE

I-11.  52.202-1     DEFINITIONS                                       OCT 1995
                    (IAW FAR 2.201)

I-19.  52.203-3     GRATUITIES                                        APR 1984
                    (IAW FAR 3.202)

I-20.  52.203-5     COVENANT AGAINST CONTINGENT FEES                  APR 1984
                    (IAW FAR 3.404)

I-22.  52.203-7     ANTI-KICKBACK PROCEDURES                          JUL 1995
                    (IAW FAR 3.502-3)

I-23.  52.203-8     CANCELLATION, RESCISSION, AND RECOVERY            JAN 1997
                    OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY
                    (IAW FAR 3.104-9(a))

I-25.  52.203-10    PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR            JAN 1997
                    IMPROPER ACTIVITY
                    (IAW FAR 3.104-9(b))

I-25C. 52.203-12    LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN       JUN 1997
                    FEDERAL TRANSACTIONS
                    (IAW FAR 3.808(b))

I-39.  52.204-4     PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER   JUN 1996
                    (IAW FAR 4.304)

I-78.  52.209-6     PROTECTING THE GOVERNMENTIS INTEREST WHEN         JUL 1995
                    SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                    SUSPENDED, OR PROPOSED FOR DEBARMENT
                    (IAW FAR 9.409(b))

I-102. 52.211-15    DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS      SEP 1990
                    (IAW FAR 11.604(b))

I-133C.52.215-10    PRICE REDUCTION FOR DEFECTIVE COST OR             OCT 1997
                    PRICING DATA
                    (IAW FAR 15.408(b))

I-135C 52.215-12    SUBCONTRACTOR COST OR PRICING DATA                OCT 1997
                    (IAW FAR 15.408(d))

I-139C.52.215-15    TERMINATION OF DEFINED BENEFIT PENSION PLANS      OCT 1997
                    (IAW FAR 15.408(g))

1-146.              RESERVED

I-147J.52.215-19    NOTIFICATION OF OWNERSHIP CHANGES                 OCT 1997
                    (IAW FAR 15.408(k))

I-214. 52.219-8     UTILIZATION OF SMALL, SMALL DISADVANTAGED AND     JUN 1997
                    WOMEN-OWNED SMALL BUSINESS CONCERNS
                    (IAW FAR 19.708(a))

I-247. 52.222-3     CONVICT LABOR                                     AUG 1996
                    (IAW FAR 22.202)

I-263E 52.222-21    PROHIBITION OF SEGREGATED FACILITIES              APR 1984
                    (DEVIATION)
                    (IAW FAR 22.810(a)(1). and DP(DAR) Ltr dated
                    11 FEB 98 (DAR Tracking #98-00002))

                                                                     PAGE 6 OF 8
                                                CONTRACT NUMBER F34601-98-C-0145

I-264.  52.223-26    EQUAL OPPORTUNITY                                   APR 1984
                     (DEVIATION)
                     (IAW FAR 22.810(e), and DP(DAR) Ltr dated
                     11 FEB 98 (DAR Tracking #98-00002))
I-274.  52.222-35    AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND         APR 1984
                     VIETNAM ERA VETERANS
                     (IAW FAR 22.1308(a)(1). and DFARS 222.1308(a)(1))
I-276.  52.222-36    AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS          APR 1984
                     (IAW FAR 22.1408(a))
I-278.  52.222-37    EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS     JAN 1988
                     AND VETERANS OF THE VIETNAM ERA
                     (IAW FAR 22.1308(b))
I-292.  52.223-2     CLEAN AIR AND WATER                                 APR 1984
                     (IAW FAR 23.105(b))
1-295.  52.223-6     DRUG-FREE WORKPLACE                                 JAN 1997
                     (IAW FAR 23.505)
I-312.  52.225-11    RESTRICTIONS ON CERTAIN FOREIGN PURCHASES           OCT 1996
                     (IAW FAR 25.702)
I-315.  52.227-1     AUTHORIZATION AND CONSENT                           JUL 1995
                     (IAW FAR 27.201-2(a))
I-316.  52.227-1     AUTHORIZATION AND CONSENT -- ALTERNATE I            APR 1984
                     (IAW FAR 27.201-2(b))
I-317.  52.227-2     NOTICE AND ASSISTANCE REGARDING PATENT AND          AUG 1996
                     COPYRIGHT INFRINGEMENTS
                     (IAW FAR 27.202-2)
I-327.  52.227-11    PATENT RIGHTS--RETENTION BY THE CONTRACTOR          JUN 1997
                     (SHORT FORM)
                     (IAW FAR 27.303(a)(1))
I-332M. 52.227-20    RIGHTS IN DATA--SBIR PROGRAM                        MAR 1994
                     (IAW FAR 27.409(1))
I-354.  52.229-5     TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS      APR 1984
                     OR PUERTO RICO
                     (IAW FAR 29.401-5)
I-392.  52.232-9     LIMITATION ON WITHHOLDING OF PAYMENTS               APR 1984
                     (IAW FAR 32.111(c)(2))
I-403.  52.232-17    INTEREST                                            JUN 1996
                     (IAW FAR 32.617(a), and 32.617(b))
I-408.  52.232-22    LIMITATION OF FUNDS                                 APR 1984
                     (IAW FAR 32.705-2(c))
I-409.  52.232-23    ASSIGNMENT OF CLAIMS                                JAN 1986
                     (IAW FAR 32.806(a)(1))
I-412.  52.232-25    PROMPT PAYMENT                                      JUN 1997
                     (IAW FAR 32.908(c))
        For the purposes of this clause the blank(s) are completed as follows:
        (a)(5)(i) 7th
        (b)(1) 30th

I-416F. 52.232-33    MANDATORY INFORMATION FOR ELECTRONIC FUNDS          AUG 1996
                     TRANSFER PAYMENT
                     (IAW FAR 32.1103(a), and 32.1103(c))
I-417.  52.233-1     DISPUTES                                            OCT 1995
                     (IAW FAR 33.215)
I-419.  52.233-3     PROTEST AFTER AWARD                                 AUG 1996
                     (IAW FAR 33.106(b))
I-541.  52.242-13    BANKRUPTCY                                          JUL 1995
                     (IAW FAR 42.903)
I-570.  52.244-2     SUBCONTRACTS (COST-REINBURSEMENT AND                OCT 1997
                     LETTER CONTRACTS)
                     (IAW FAR 44.204(b))
        (e) Even if the Contractor's purchasing system has been approved, the
        Contractor shall obtain the Contracting Officer's written consent before placing subcontracts identified below:

             N/A

I-574.  52.244-6     SUBCONTRACTS FOR COMMERCIAL ITEMS AND               OCT 1995
                     COMMERCIAL COMPONENTS
                     (IAW FAR 44.403)

                                                                     PAGE 7 OF 8
                                                CONTRACT NUMBER F34601-98-C-0145

I-627.  52.246-23        LIMITATION OF LIABILITY                               FEB 1997
                         (IAW FAR 46.805)
I-671.  52.248-1         VALUE ENGINEERING                                     MAR 1989
                         (DEVIATION)
                         (IAW FAR 48.201(b), and DDP Memo dated 27 Jun 97,
                         DAR Tracking #97-00005)
I-692.  52.249-6         TERMINATION (COST-REIMBURSEMENT)                      SEP 1996
                         (IAW FAR 49.503(a)(1))
I-733.  52.252-6         AUTHORIZED DEVIATIONS IN CLAUSES                      APR 1984
                         (IAW FAR 52.107(f))
        For the purposes of this clause the blank(s) is/are completed as follows:
        (b) Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2)
            -------------------------------------------------                 -
I-750.  52.253-1         COMPUTER GENERATED FORMS                              JAN 1991
                         (IAW FAR 53.111)

I-775.  5352.235-9003    SMALL BUSINESS INNOVATION RESEARCH (SBIR)             FEB 1996
                         PHASE I AND PHASE II CONTRACT REQUIREMENTS
                         (IAW AFMCFARS 5335.003(90)(e)

        The following requirements of the FY 98 Department of Defense (DOD) solicitation for the Small Business Innovation Research (SBIR) program are incorporated herein by reference:

        (a) A minimum of one-half of the research and/or analytic effort required to perform the work specified in the statement of work (or contractor's proposal, if incorporated by reference) shall be performed by the contractor.

        (b) The primary employment of the principal investigator must be with the small business firm at the time of contract award. Primary employment means that more than one-half of the pricipal investigator's time is spent with the small business.

        (c) It is the sense of Congress that an entity that is awarded a contract under the SBIR Program of a Federal Agency under section 9 of the Small Business Act possible in keeping with the overall purposes of that program.

IA-22.  252.203-7001     SPECIAL PROHIBITION ON EMPLOYMENT                     JUN 1997
                         (IAW DFARS 203.570-5)
IA-31.  252.204-7000     DISCLOSURE OF INFORMATION                             DEC 1991
                         (IAW DFARS 204.404-70(a))
IA-33.  252.204-7003     CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT          APR 1992
                         (IAW DFARS 204.404-70(b))
IA-40.  252.205-7000     PROVISION OF INFORMATION  COOPERATIVE AGREEMENT       DEC 1991
                         HOLDERS
                         (IAW DFARS 205.470-2)
IA-90.  252.209-7000     ACQUISITION FROM SUBCONTRACTORS SUBJECT TO            NOV 1995
                         ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE
                         NUCLEAR FORCES (INF) TREATY
                         (IAW DFARS 209.103-70)
IA-152. 252.215-7000     PRICING ADJUSTMENTS                                   DEC 1991
                         (IAW DFARS 215.804-8)
IA-157. 252.215-7002     COST ESTIMATING SYSTEM REQUIREMENTS                   JUL 1997
                         (IAW DFARS 215.811-70(h))
        (The Balance of Payments Program is not applicable when the estimated cost of the product or service is at or below the Simplified Acquisition Threshold)
        (The Balance of Payments Program is not applicable when the estimated cost of the product or service is at or below the Simplified Acquisition Threshold)
IA-293. 252.225-7012     PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES           SEP 1997
                         (IAW DFARS 225.7002-3(a))
IA-312C.252.225-7026     REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE         MAR 1998
                         UNITED STATES
                         (IAW DFARS 225.7203)
IA-312H.252.225-7031     SECONDARY ARAB BOYCOTT OF ISRAEL                      JUN 1992
                         (IAW DFARS 225.770-5)
IA-335.                  RESERVED

                                                                     PAGE 8 OF 8
                                                CONTRACT NUMBER F34601-98-C-0145

IA-338. 252.227-7018              RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER JUN 1995
                                  SOFTWARE--SMALL BUSINESS INNOVATION RESEARCH
                                  (SBIR) PROGRAM
                                  (IAW DFARS 227.7104(a))
IA-346.                           RESERVED
IA-347. 252.227-7030              TECHNICAL DATA--WITHHOLDING OF PAYMENT             OCT 1988
                                  (IAW DFARS 227.7103-6(e)(2) or 227.7104(e)(4))
        For the purposes of this clause, the Contracting Officer may withhold ten percent
                                                                              -----------
        (10%) of the total contract price.
        -----
IA-351. 252.227-7034              PATENTS--SUBCONTRACTS                              APR 1984
                                  (IAW DFARS 227.304-4)
IA-353. 252.227-7037              VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL    NOV 1995
                                  DATA
                                  (IAW DFARS 227.7102-3(c), 227.7103-6(e)(4),
                                  227.7104(e)(6), or 227.7203-6(f))
IA-355. 252.227-7039              PATENTS--REPORTING OF SUBJECT INVENTIONS           APR 1990
                                  (IAW DFARS 227.303(a))
IA-399. 252.231-7000              SUPPLEMENTAL COST PRINCIPLES                       DEC 1991
                                  (IAW DFARS 231.100-70)
IA-420. 252.232-7004              DOD PROGRESS PAYMENT RATES                         FEB 1996
                                  (IAW DFARS 232.502-4-70(b)), and 232.502-4-70(c))
IA-632. 252.242-7000              POSTAWARD CONFERENCE                               DEC 1991
                                  (IAW DFARS 242.570)
IA-633.                           RESERVED
IA-648. 252.243-7001              PRICING OF CONTRACT MODIFICATIONS                  DEC 1991
                                  (IAW DFARS 243.205-71)
IA-649. 252.243-7002              CERTIFICATION OF REQUESTS FOR EQUITABLE            MAR 1998
                                  ADJUSTMENT
                                  (IAW DFARS 243.205-72)
        (b)  I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

                     (Official's Name)

                     (Title)
IA-745. 252.247-7023              TRANSPORTATION OF SUPPLIES BY SEA                  NOV 1995
                                  (IAW DFARS 247.573(b)
IA-746. 252.247-7024              NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA  NOV 1995
                                  (IAW DFARS 247.573(c))
IB-320. 5352.223-9000             ELIMINATION OF USE OF CLASS I OZONE                MAY 1996
                                  DEPLETING SUBSTANCES (ODS)
                                  (IAW AFFARS 5323.890-7)
        For the purposes of this clause the blank(s) is/are completed as follows:

        Substance                          Application/Use                    Quantity (lbs)
        NONE
        ----

IB-430.                  RESERVED


         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
                                   SECTION J
                              LIST OF ATTACHMENTS
           (All listed attachments are at the end of this document)
           --------------------------------------------------------

 FORM NR                               TITLE                      DATE        NR OF PAGES
 -------                               -----                      ----        -----------
Attach "A"                       TMS Sequoia, Inc Phase II      21 Nov 97         32
                                 SBIR Proposal titled "The
                                 Digital Automation of
                                 Legacy Data"

DD Form 1423-1                   Exhibit "A" Contract Data       4 May 98          3
                                 Requirements List

                                                                        APPENDIX

                          U.S. DEPARTMENT of DEFENSE
               SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM
                             PROPOSAL COVER SHEET
                      Failure to fill in all appropriate
               spaces may cause your proposal to be disqualified

TOPIC NUMBER:   AF97-239
PROPOSAL TITLE:        The Digital Automation of Legacy Data


FIRM NAME:             TMSSequoia
MAIL ADDRESS:          206 West 6th Avenue
                       P.O. Box 1358
CITY:                  TMSSequoia             STATE: OK      ZIP: 74076
PROPOSED COST:  $ 694,030.18   PHASE I OR II: II      PROPOSED DURATION: 22
                               PROPOSAL               IN MONTHS
BUSINESS CERTIFICATION:
Are you a small business as described in paragraph 2.2?                    YES

Are you a socially and economically disadvantaged business as defined in
paragraph 2.3? (Collected for statistical purposes only)                   No

Are you a woman-owned small business as described in paragraph 2.4?
(Collected for statistical purposes only)                                  No

Have you submitted proposals or received awards containing a significant amount of essentially equivalent work under other DOD or federal program solicitations? If yes, list the name(s) of the agency or DOD component,
submission date, and Topic Number in the spaces below.                     No

Number of employees including all affiliates (average for preceding 12
months):                                                                    70
PROJECT MANAGER/PRINCIPAL INVESTIGATOR           CORPORATE OFFICIAL (BUSINESS)
NAME:   Coy Housman                        NAME:  Art Crotzer
TITLE:  Senior Software Engineer           TITLE: President
TELEPHONE:      (918) 610-5198             TELEPHONE:     (405) 377-0880

For any purpose other than to evaluate the proposal, this data except Appendix A and 8 shall not be disclosed outside the Government and shall not be duplicated, used or disclosed in whole or in part, provided that if a contract is awarded to this proposer as a result of or in connection with the submission of this data, the Government shall have the right to duplicate, use or disclose the data to the extent provided in the funding agreement. This restriction does not limit the Government's right to use information contained in the data if it obtained from another source without restriction. The data subject to this restriction is contained on the pages of the proposal listed on the line below.
PROPRIETARY INFORMATION:

Signed by Coy Housman            11/21/97      Signed by Art Crotzer             11/21/97
SIGNATURE OF PRINCIPAL INVESTIGATOR  DATE   SIGNATURE OF CORPORAT BUSINESS OFFICIAL  DATE

Nothing on this page is classified or proprietary information/data

                                                                        APPENDIX
                          U.S. DEPARTMENT OF DEFENSE
               SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM
                                PROJECT SUMMARY
                      Failure to fill in all appropriate
               spaces may cause your proposal to be disqualified

TOPIC NUMBER:  AF97 - 239

PROPOSAL TITLE:       The Digital Automation of Legacy Data

FIRM NAME:     TMSSequoia
PHASE I or II PROPOSAL: Phase II

--------------------------------------------------------------------------------
Technical Abstract (Limit your abstract to 200 words with no classified or proprietary information/data.)

TMSSequoia proposes to develop a software system for Tinker Air Force Base that will allow the conversion of paper and microfilm based legacy engineering drawings, technical manuals and reports, to digital format. This process will include automatic extraction of data from scanned images that will be used as input into the currently installed Configuration Management Information System
(CMIS) for storage, query and retrieval. Using software tools and applications identified in the SBIR Phase I feasibility research, TMSSequoia will bring these technologies together utilizing current software engineering staff into a complete EDMS solution for document scanning identification of document type, extraction of index data from the image, data validation, storage into CMIS, and ultimate retrieval and viewing of the images. Phase II will pursue advanced development of the software system to provide Digital Automation for legacy data. The development of the software application will consist of two main phases, a low level technical design phase that will progress into the coding of the application.

--------------------------------------------------------------------------------
Anticipated Benefits/Potential Commercial Applications of the Research or Development.

The expectation is that the software system to provide Digital Automation for legacy data will meet the current and future needs for Tinker Air Force Base. The application will allow for generic type data to be defined by the government or commercial entities to use their specific data type as input and support electronic data storage, searching and retrieval. The completed application could be used in other branches of the military as well as the commercial and industrial environments.

--------------------------------------------------------------------------------
List a maximum of 8 Key Words or short (2-3 word) phrases that describe the Project.

       Digital Automation              Document Imaging

       Forms Processing                Document Conversion

       Document Recognition            Database Retrieval

       Data Extraction                 Image Viewing

Nothing on this page is classified or proprietary information/data

1. IDENTIFICATION & SIGNIFICANCE OF THE PROBLEM OR OPPORTUNITY.............    4

       1.1 Current System..................................................    4
       1.2 Problem with Current System.....................................    4
       1.3 Desired Solution................................................    5
           1.3.1 Convert Legacy Data to Electronic Knowledge Base..........    5
           1.3.2 Combination of Manual and Automated Processes.............    5

2. PHASE II TECHNICAL OBJECTIVES...........................................    6

       2.1 SBIR Phase II Technical Objectives..............................    6

3. PHASE II WORK PLAN......................................................    7

       3.1 TASK 1 Kickoff Meeting..........................................    7
           3.1.1 TASK 1.2 Preliminary Design Phase (SBIR Phase 1)..........    7
       3.2 TASK 2 Detailed Design..........................................    7
       3.3 Task 3 Forms Definer............................................    7
       3.4 Task 4 Input Data Types.........................................    7
           3.4.1 Paper/Mylar...............................................    8
           3.4.2 JEDMICS Files.............................................    8
           3.4.3 Microfilm.................................................    8
           3.4.4 Vector Files..............................................    9
       3.5 Task 5 Output Data Types........................................    9
       3.6 Task 6 Image Processing.........................................   10
       3.7 Task 7 Combining Microfilmed Images.............................   10
       3.8 Task 8 Dividing Microfilmed Images..............................   10
       3.9 Task 9 Forms Identification.....................................   11
       3.10 Task 10 Stationary Data Extraction.............................   11
       3.11 Task 11 Text Locator (Moving)..................................   11
       3.12 Task 12 Grid and Table Locator.................................   11
       3.13 Task 13 Context Adder..........................................   12
       3.14 Task 14 Optical Character Recognition ("OCR")..................   12
       3.15 Task 15 Data Correction........................................   12
       3.16 Task 16 Storage/Query/Retrieval................................   13
       3.17 Task 17 Prepare/Assemble Detail Design Document................   13
       3.18 Task 18 Send Detail Design Document to Tinker Air Force Base...   14
       3.19 Task 19 Conduct Detailed Design Review.........................   14

       3.20 Task 20 Incorporate DDR Changes................................   14

4. SOFTWARE DEVELOPMENT....................................................   15

       4.1 Coding and Computer Software Unit ("CSU") Testing...............   15
       4.2 Forms Definer...................................................   15
       4.3 Input Data Types................................................   15
       4.4 Output Data Types...............................................   15
       4.5 Image Processing................................................   15
       4.6 Combining Microfilmed Images....................................   15
       4.7 Dividing Microfilmed Images.....................................   16
       4.8 Forms Identification............................................   16
       4.9 Stationary Data Extraction......................................   16
       4.10 Text Locator...................................................   16
       4.11 Grid and Table Locator.........................................   16
       4.12 Context Adder..................................................   16
       4.13 Optical Character Recognition..................................   16
       4.14 Data Correction................................................   16
       4.15 Storage/Query/Retrieval........................................   17
       4.16 Computer Software Component ("CSC") Integration and Testing....   17
       4.17 Computer Software Configured Item ("CSCI") Testing.............   17
       4.18 Final Report...................................................   17

        This page is intentionally left blank

1.   Identification & Significance of the Problem or Opportunity
----------------------------------------------------------------

1.1  Current System

     The Phase I SBIR project studied and demonstrated the feasibility of extraction of data from a paper based system for populating an electronic library of data. Although some user interaction will be required in the automated system, the goal is to build a product with intelligence to automatically recognize forms and data then extract the relevant information out of the forms.

     This Phase II project of extracting data will automate the conversion from paper based data such as engineering drawings and documents to the Large Scale Knowledge Base Technology. All government agencies and commercial organizations desiring to update their older document and data management systems to an electronic, on-line system will benefit from this project. This technology will dramatically increase the efficiency of converting paper based data to an electronic form that can be searchable and retrievable.

     The current document management system is in the process of being updated to the Large Scale Knowledge Base Technology. This knowledge base will allow for a more robust storage, query and retrieval of information. Joint Engineering Data Management Information and Control System (JEDMICS) currently stores a limited set of data. JEDMICS provides the means to convert, store, protect, process, locate, receive, and output information previously contained on aperture cards and paper media. Large engineering drawings and related text are scanned and stored on network-accessible optical media, providing online access at distributed workstations. Although not always available, aperture cards could store up to eighty characters of information about the contained microfilmed image. All other information which JEDMICS can store is entered manually. JEDMICS does not allow the storage of additional information. The Large Scale Knowledge Base Technology effort requires huge amounts of data and manually entering this data into the knowledge base would require considerable time and effort.

1.2  Problem with Current System

     All of the information needed for the Large Scale Knowledge Base effort does not exist electronically. Manual entry of the data is the only method that currently exists. JEDMICS does not contain all the information required for a knowledge base system. Engineering drawings and technical data are located, visually identified, and scanned for the required information. The current retrieval of information from paper based legacy data is time consuming and cumbersome. The data must be manually entered into the knowledge base system which requires considerable manual effort. Putting the data into a single knowledge base system will aid in the retrieval of information, but manually inserting this data could be cost prohibitive.

1.3  Desired Solution

     This SBIR Phase II project indicates that the current method of handling data insertion must be improved. An intelligent and automatic system providing for image scanning, automatic capture of data, computer assisted verification of captured data, and network storage of technical data will dramatically improve overall efficiency. Any governmental agency or commercial business could benefit from a system providing quicker, more robust data retrieval. The solution suggested provides a method of automatically extracting data from various input formats and automatically entering this data into a knowledge base system.

     1.3.1  Convert Legacy Data to Electronic Knowledge Base

     Modern databases provide for the electronic data storage, organization, and retrieval. The storage of information of product history, current data, and production information is needed for Product Data Management (PDM). PDM tools rely on large amounts of information organized into a special type of database called a knowledge base. Paper based legacy data contains much of this information. The challenge lies in transferring this data from a paper based media to an electronic system.

     The first step in the conversion process is to get the data from printed media to an electronic "picture", a raster image. Next, this image is processed to identify the image type and to locate the data. Optical Character Recognition/Intelligent Character Recognition (OCR/ICR) software processes the applicable parts of the image and converts the information to text. The extracted data must have context added to become meaningful. Context algorithms use data type, location, and content to intelligently add context to the extracted data. The data will then be ready for insertion into a knowledge base.

     1.3.2  Combination of Manual and Automated Processes

     The ability to accept random images and automatically recognize data types, does not currently exist. As development progresses in Phase II, the outcome is not expected to totally eliminate the manual processes. However, the vast majority of images will be converted completely by automatic processes. Human intervention will be inevitable for initial setup and to process special situations, unrecognized data types, and images of poor quality. These manual processes will include applications to define image recognition parameters, to correct data, to manually identify data, and to extract regions of data.

2.   Phase II Technical Objectives
--------------------------------------------------------------------------------

2.1  SBIR Phase II Technical Objectives

     The objective of this project is to develop a software system that was researched during phase I of this SBIR project. TMSSequoia's objective is to develop the software system to allow conversion of paper-based and microfilm legacy engineering drawings, technical manuals, and reports, to a digital format. This process will include automatic extraction of data from scanned images that can be used as input into the Configuration Management Information System (CMIS) currently installed at Tinker Air Force Base for data storage, query, and retrieval.

     This problem has been studied by others in the industry, however no adequate solutions has been perfected and made available. Based on the findings and success of our Phase I research on topic number AF97-239, "The Digital Automation of Legacy Data", we propose to develop the application using the current products and services offered by TMSSequoia.

     Section 3, Phase II Work Plan describes the different tasks required to design and develop the required software solution to accomplish the goals set forth by Tinker Air Force Base.

3.   Phase II Work Plan
--------------------------------------------------------------------------------

3.1  TASK 1 Kickoff Meeting

     This task of SBIR phase II will begin with a kickoff meeting between the project team and the project officers. This meeting could be conducted at TMSSequoia or Tinker Air Force Base, or some other location at the discretion of the project monitor. The purpose of the kickoff meeting is to help the project leaders of the SBIR phase II obtain a better understanding of the USAF SBIR program and requirements so that product development can be directed towards satisfying specific USAF needs and mission.

     3.1.1  TASK 1.2 Preliminary Design Phase (SBIR Phase I)

     The object of this task is to summarize the technical research that was preformed in the SBIR phase I into a preliminary design review ("PDR") format, and make that advanced copy available to Tinker Air Force Base project contracting officer. In this phase TMSSequoia will also conduct a PDR and incorporate these changes in the final report to Tinker Air Force Base.

3.2  TASK 2 Detailed Design

     This task will develop detailed specifications for the development of the Digital Automation of Legacy Data application. These specifications will define the different modules that make up the data recognition and the processes used to manipulate the data.

3.3  Task 3 Forms Definer

     In this task TMSSequoia will design a windows application to allow a user to define forms for identification and data extraction. The user shall have the ability to select form characteristics to be used for identification. Those characteristics shall include height and width of form, lines, text, objects (such as company logos), and engineering drawing title block styles. These characteristics will be saved for use in identification. The application will also allow the user to define data extraction zones. These zones shall include stationary zones of fixed size, stationary zones of varying lengths (left, top, and right stationary, bottom of zone varies), and zones whose location varies on the page. The more stationary the data zone, the higher the zone recognition and higher the read rate. The Form Definer will have the ability to detect duplicate form definitions.

3.4  Task 4 Input Data Types

     The objective in this task is to design procedures for handling data types from varying input sources. These sources will include printed legacy data (paper and mylar), JEDMICS files, aperture cards containing microfilm, and vector files. Printed legacy data and aperture cards will require a scanning process to convert the media to a standard raster image file format. The JEDMICS and vector files will require a conversion program to convert these image formats to a standard raster image format. The following are examples of the types for data input.

     3.4.1  Paper/Mylar

     Much of the Air Force Legacy Data originated as paper copies or mylar prints and is still in these formats. The Air Force has scanners in place to convert this data to an electronic image format. The scanning process will be integrated into the Legacy Data conversion process to provide a quicker, more efficient process. For general commercial use, special consideration of the mylar media must be taken when selecting scanners.

     A set of Air Force engineering drawings were evaluated to determine the best resolution for scanning, extracting, and storing of data. Paper/Mylar can be scanned at a high resolution for data extraction then that image could be rescaled to a lower resolution for storage. Resolutions of up to 800 dots per inch (dpi) were evaluated. The research was aimed at determining the best resolution for data extraction. Higher resolutions store more information about images. This additional information did not provide enough additional OCR accuracy to justify the increased effort of scanning and converting the images. Other Air Force systems store the image at 200 dpi. Preliminary research indicates no reason to scan paper/mylar data electronically at a higher resolution than 200 dpi.

     3.4.2  JEDMICS Files

     JEDMICS is an image system that can output images in numerous formats. The distinction is in the electronic image header. This header is configured for custom data that sometimes contain the data from an aperture card. This data includes part number, revision information, microfilm frame information, and more. This data will be used directly without the need for OCR to extract certain information. The image itself is a raster image and will be treated the same as a scanned paper image.

     3.4.3  Microfilm

     The Air Force has received a large amount of their Legacy Data on microfilm media. The microfilm is placed in an aperture card along with at most eighty characters of information about the image contained. During the microfilming process, the original drawing may not fit in a single microfilm frame. This causes the original data to be divided into several microfilm frames and then placed on multiple aperture cards. Additionally, some data may be smaller than a frame. Four pages of data may be captured in a single microfilm frame. Aperture cards can be scanned into an electronic image format. The characters on the aperture cards can be maintained in the image header. Multi-framed images are awkward to use when printed or viewed in their hard copy form. It is not uncommon to see multi-framed images printed then the paper copies cut, stapled, and taped together in an attempt to recreate the original engineering drawing. An area of research will be to intelligently recombine the image for processing, viewing, and printing.

     3.4.4  Vector Files

     Some of the Legacy Data for engineering drawings is in vector file format. These formats are used by engineering applications. These formats differ from raster image formats in that they include textual information. To extract textual data from a raster image the data must be processed by OCR software. In a vector image the data is already in text format. This presents two potential processing paths. The first method will convert the vector images to raster images and then process them through the same processes as all the other raster images. Processing vector images will involve a vector to raster conversion process. This path has the positive benefit of reusing the raster image processes, but a negative benefit of potentially losing some text accuracy. The second method will be to use the textual data directly from the vector image. This path has the positive benefit of maintaining textual accuracy, but a negative benefit of having separate sets of processes for different input data types. Additional research will determine which of the two methods will provide the best solution.

3.5  Task 5 Output Data Types

     In this task TMSSequoia will design and include in the application design the ability to save images in JEDMICS format. TMSSequoia products already support standard raster image formats. The purpose of having output data types is to provide access to the extracted data. To provide flexibility, multiple output data types will be provided. This will allow the maximum number of external applications to access the extracted data. This will reduce the need for the Large Scale Knowledge Base and other external applications to be modified. This will also provide for future growth. There are two primary methods to output the data. One is to output the data to a file and the other is to provide a software interface.

     The processing flow of outputting the data to a file will be as follows. An external process will request the data in a specified file format. The data will be sent to a temporary file using the specified file format. Then the external process will get the data from the temporary file. After the external process is finished with the temporary file, the file could be deleted. There will be multiple file formats that could be specified. These file formats will be a combination of industry standard formats and custom formats. For example, the industry standard formats could be: a flat ASCII file, a comma separated values (CSV) file, or a database file. The custom formats could be: an already existing format defined by an external process, a new format agreed upon by both the external and internal processes, or a custom database file.

     The programming interface used in the development phase will be a set of built in function calls. The function calls could be implemented as a 'C' dynamic link library (DLL) or as an object linking and embedding (OLE) object. The functions will return the data as a memory object to the calling (external) process. The data could be returned one item at a time or as a list of items. For example, 'GetFirstNote()' and 'GetNextNote()' or 'GetPartsList()'. This interface will be used to support a knowledge base loader function written for COTS applications.

3.6  Task 6 Image Processing

     This design task will incorporate TMSSequoia's award winning, patented image processing tools into the application. The application shall accept an image and allow the user to selectively straighten the image, remove noise, darken light images, and complete lines and text. Cleaner images also improve storage efficiency by providing access to higher levels of data compression. FormFix provides the power to automatically locate image features such as the drawing numbers and drawing titles, and the ability to isolate sections of an image for custom image processing.

3.7  Task 7 Combining Microfilmed Images

     In this task TMSSequoia will design a utility to recognize when an engineering drawing has been divided into multiple frames for microfilming. The purpose of combining images that have been divided into multiple frames is to aid in the identification of images and the extraction of data. It also makes it more convenient to view and print a single image versus multiple frames that make up a drawing. The utility will then reconstruct the image in its original size. This process will aid in the recognition of forms and in data extraction by creating a single point of reference for the drawing. For example the title block which is always in the lower right corner of engineering drawings can be specified as lower right instead of lower right of the highest numbered frame. Creating multiple frames also duplicates some areas of the drawing which could mislead the data extraction algorithms to declare the existence of two zones when in fact there is only one. An additional benefit of this utility would viewing images online would be much easier. The user would not be required to look at four or more images just to view a single engineering drawing.

3.8  Task 8 Dividing Microfilmed Images

     The objective in this task will be to design a utility to recognize and divide microfilm images of multiple pages. The purpose of dividing the four sheets of a Parts List into separate individual images is to make it easier to view, extract, group, print and handle the sheets. Standard size paper, 8'/2" by 11", is often microfilmed four pages per microfilm frame. This utility shall recognize the multiple pages, divide the image, and save the sub-images which contain the image of each original document. Additional benefits will be processing the image through a clean up routine. Data extraction of single sheets will not have the overhead of processing a varying range of sheets.

3.9  Task 9 Forms Identification

     Using form definitions in this task created by the Form Definer, TMSSequoia will design an application to recognize forms. An image will be checked against the form definitions until a match is determined or no match can be found. Size, lines, objects, text, and title blocks will be used to determine when an image matches a form definition.

3.10 Task 10 Stationary Data Extraction

     In this task TMSSequoia will design the application to extract data from stationary zones using location information form the Form Definer. The data extraction process identifies the data type and reads the information by applying form definitions to the images. Once identified, the data zones are read and loaded into the internal database. The information in the database would be provided to external applications through the output data types.

3.11 Task 11 Text Locator (Moving)

     In this task TMSSequoia will design methods to locate information that varies in location from image to image. There are two types of text to be found. Text that should be at a specific location (predefined area) on the image and 'free' text that could be anywhere on the image. The normal process of finding text will be to look at specific areas on the image. These areas will be defined in the Recognition/Forms Definer that includes a context definition setup process.

     Once located the date will be extracted by the same method as stationary data is extracted. The Text Locator algorithm will search an image for attributes of the text and then OCR the data. This feature could be used for locating procedures and specifications. For example, Military Standards, MIL-STD-XXXX, could be automatically found anywhere on an engineering drawing. This will allow this type of information to be located, read, and inserted into an electronic database with minimal user effort.

3.12 Task 12 Grid and Table Locator

     TMSSequoia will design a utility to locate, recognize, and extract data from grids and tables. Two unique characteristics of a Grid or Table are horizontal lines and vertical lines. These lines should be approximately the same length. Using this knowledge, algorithms will be created to recognize grids and tables. The algorithm will start with either the left or right vertical border line. Then it will find each vertical line as it traverses the page. It will collect data such as the beginning, ending, and length of lines. Once this data is collected an evaluation of the data will determine any vertical lines with similar lengths. Then, repeating this process for horizontal lines. It will start at the top or bottom border and find each horizontal line as it traverses the page. It will collect the data such as the begin and end points and the length. After this data is collected it will evaluate the data to see if there were any horizontal lines with similar lengths. Then the algorithm will use the begin and end point data to find the vertical and horizontal lines in the same area. Once these vertical and horizontal lines are determined a grid/table will be declared. This algorithm may find the core or the center sections of a grid or table do to the fact some lines may be partly missing or other imperfections. The user will use the Form Definer to turn on grid and table detection on a given form type. This utility will then check if an image contains a grid or table and provide the exact location data to the Stationary Data Extractor. This will allow tables contained in Legacy data to be read and inserted into a database with minimal user intervention.

3.13  Task 13 Context Adder

      In this task TMSSequoia will design methods to use information set in the Form Definer to qualify text, grids, and tables. The purpose of the Context Adder is to add textual context (meaning) to the data being extracted. In the Recognition/Forms Definer, the user defined how to identify a certain form. The user also defined characteristics of certain areas of data and what those areas (data zones) mean. Once an image has been recognized as being of a certain predefined form type, the predefined data zones can be extracted. While the data zones are being extracted, context or meaning will be added. Using this context, the data will be stored in the appropriate locations in the internal database.

3.14  Task 14 Optical Character Recognition ("OCR")

      In this design task TMSSequoia will use existing Optical Character Recognition ("OCR") software packages to read textural information from legacy data. OCR software involves reading text from paper and translating the images into a form that the computer can manipulate (for example, into ASCII codes). Multiple OCR software packages may be used to obtain the best overall read rates. A voting algorithm may be developed to read the same data zones by multiple OCR packages then determining the correct results from all of the OCR packages. This algorithm then chooses the correct result and assigns a confidence value. The confidence value is adjustable by the user. This creates a method for the user adjust the sensitivity of the data extraction process. This will create the best data extraction rates and minimize user correction of the data prior to entering the data into a database.

3.15  Task 15 Data Correction

      In this phase TMSSequoia will design an application to correct data once an image has been identified by the automated processes and read by OCR. The results from the OCR process will be stored in an internal database and from there the data will be loaded in a text window for data verification. The area of the image where the data is located will be displayed. The user will have the option to correct or accept this data. This process will be a manual process in which the user will visually inspect the image and correct the data. This process will also provide a very good method to enter data manually. If the user does not want to run the automated processes or the process completely fails on an image, the data can be entered manually.

3.16  Task 16 Storage/Query/Retrieval

      The objective of this task is for TMSSequoia to design an interface to allow other programs to submit images and obtain results for the legacy data. The process will be Application Program Interface ("API") function calls to a TMSSequoia Dynamic Link Library to initialize, input an image, recognize the image, read data, return data, and close the interface. An internal database will also be developed to hold the data to support batch processing and/or bulk loading of a database. The two main purposes of the internal database are to store and provide access to the extracted data. Both internal and external processes will be able to access the extracted data. The internal processes will access the data through normal database methods. Any external processes will use a defined interface to retrieve and query the data. The defined interface could be in the form of 'C' DLL function calls, a flat ASCII file, or a defined database format. For ease of use and implementation, a Microsoft 'Jet' (Access) database could be used. Open Database Connectivity (ODBC) is another possibility for implementing the connection to the database. This will add the flexibility to change to other databases in the future. The database will have several predefined tables and indexes. For example there will be a table for storing 'Parts List', 'Identification Information', and 'Keyword' text. The tables will be filled in as each piece of text is processed and recognized. After the data has been corrected and verified, any external processes could retrieve and query the data. Additional functionality implemented in the database will be to store the physical image coordinates of each piece of text. This will be used as input for algorithms to group the text together. This will be the distinction between grouped text (Notes, Revision, etc.) and un-grouped text (MIL-S-, NSN, etc.)

3.17  Task 17 Prepare/Assemble Detail Design Document

      In this task TMSSequoia will prepare and assemble a detailed design document for the submission to Tinker Air Force Base for review and approval. This detail design document will cover all the task listed in section 5 of the Phase II Work Plan. The detailed design document will be written in a technical language which is understandable by any technical personnel related to the phase II project, which will also be used as the technical specification for the actual programming development.

      The detailed design document will specify all fields, processes to be followed in the system, interactions between processes, etc.; as well as all hardware and software needed, and any other information needed to understand the system.

3.18  Task 18 Send Detail Design Document to Tinker Air Force Base

      In this task TMSSequoia will provide the detailed document to the contracting officer at Tinker Air Force Base by mail, or by hand delivery.

3.19  Task 19 Conduct Detailed Design Review

      This task is for TMSSequoia to spend time reviewing the comments and suggestions from the contracting officer at Tinker Air Force Base related to the phase II project design document. This time will also include meetings and discussions related to the detailed design document on and off-site.

3.20  Task 20 Incorporate DDR Changes

      The objective in this task is for TMSSequoia to incorporate any and all requested changes related to the detailed design document from the project manager at Tinker Air Force Base.

4.   Software Development
--------------------------------------------------------------------------------

4.1  Coding and Computer Software Unit ("CSU") Testing

     In this phase of the project the detailed design document has been approved and finalized by the project leaders from both the contracting firm and the contracting officer from Tinker Air Force Base.

     Each task listed is the same task that was listed and described in section 5 of the Phase II Work Plan. The task will be listed only to represent the detailed implementation of each task.

4.2  Forms Definer

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.3  Input Data Types

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.4  Output Data Types

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.5  Image Processing

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.6  Combining Microfilmed Images

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.7  Dividing Microfilmed Images

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.8  Forms Identification

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.9  Stationary Data Extraction

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.10 Text Locator

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.11 Grid and Table Locator

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.12 Context Adder

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.13 Optical Character Recognition

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.14 Data Correction

     In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.15   Storage/Query/Retrieval

       In this development phase, the task will be to implement the findings from the task in the design phase and incorporate this functionality into the final application.

4.16   Computer Software Component ("CSC") Integration and Testing

       In this development/testing phase, TMSSequoia will be testing each task and how it interacts with the complete application.

4.17   Computer Software Configured Item ("CSCI") Testing

       In this phase TMSSequoia will be testing the installed version of the application at Tinker Air Force Base, OKC. Testing of the application will include interaction with existing applications and the Metaphase data base currently installed at Tinker Air Force Base.

4.18   Final Report

       This phase reserves time and resources to completing a final document that will be given to Tinker Air Force, that address the over all completion goals of the project. Focus will be in the performance gains obtained through the installed software by TMSSequoia, and how well the installed software performs on the given data provided by Tinker Air Force.

       Other areas of interest will be in the;

       .  Installation of the software

       . What degree of accuracy the application is achieving during forms recognition and OCR of the drawings

       .  What limitations does the custom application have

       . How TMSSequoia and Tinker Air Force Base can expand the custom application to perform additional functions that Tinker would be interested in.

       . How the custom application could be expanded to integrate into the commercial industry.

CONTRACT DATA REQUIREMENTS LIST          Form Approved
        (2 Date Items)              OMB No. 0704-0188
------------------------------------------------------------------------------
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-
0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No.
listed in Block E.

------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.            B. EXHIBIT                             C. CATEGORY:
        0002                             "A"                                    TDP ________     TM ________   OTHER ______________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                       E. CONTRACT/PR NO.                     F. CONTRACTOR
                                        F34601-98-C-0145                       TMSSequoia
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.                     2. TITLE OF DATA ITEM                  3. SUBTITLE

        AOO1                                PROGRAM PLAN
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)       5. CONTRACT REFERENCE                      6. REQUIRING OFFICE
              DI-MGMT-80909                             SBIR Phase II Proposal Par 3.2                    OC-ALC/TIET
------------------------------------------------------------------------------------------------------------------------------------
7. DO 250 REQ       9. DIST STATEMENT    10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14.            DISTRIBUTION
       LT              REQUIRED                     1               See Blk 16            ------------------------------------------
--------------                           ---------------   -----------------------------                          b. COPIES
8. APP CODE                              11. AS OF DATE    13. DATE OF SUBSEQUENT            a. ADDRESSEE     ----------------------
      N/A                N/A                        N/A        SUBMISSION                                                 Final
                                                                    See Blk 16                                Draft  ---------------
                                                                                                                      Reg     Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               ------------------------------------------
        Blk 12: 30 days after contract award.                                                 OC-ALC/TIET               2
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
        Blk 13: Updates as required.                                                          OC-ALC/LIDAB              1
        Contractor format may be used.                                                   ------------------------------------------
                                                                                         ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          15. TOTAL  ------>            3
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.                     2. TITLE OF DATA ITEM                  3. SUBTITLE

        A002                            Scientific and Technical Report             Detailed Design Document
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)       5. CONTRACT REFERENCE                      6. REQUIRING OFFICE
              DI-MISC-80711                             SBIR Phase II Proposal par 3.17                   OC-ALC/TIET
------------------------------------------------------------------------------------------------------------------------------------
7. DO 250 REQ       9. DIST STATEMENT    10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14.            DISTRIBUTION
       LT                REQUIRED                   1                 See Blk 16          ------------------------------------------
--------------                           ----------------------------------------                                 b. COPIES
8. APP CODE                              11. AS OF DATE    13. DATE OF SUBSEQUENT            a. ADDRESSEE     ----------------------
      N/A                N/A                        N/A        SUBMISSION                                                 Final
                                                                    See Blk 16                                Draft  ---------------
                                                                                                                      Reg     Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               ------------------------------------------
        Blk 12: 60 Days after contract award.
                                                                                          ------------------------------------------
        Blk 13: Updates as required.                                                          OC-ALC/TIET               2
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
        Contractor format may be used.                                                        OC-ALC/LIDAB              1
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          15. TOTAL  ------>            3
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                       H. DATE                                I. APPROVED BY                          J. DATE
/s/ [ILLEGIBLE]                        4 June 98                              /s/ [ILLEGIBLE]                          4 June 98
------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423-2, AUG 96 (EG)               PREVIOUS EDITION MAY BE USED.                                          Page  of   Pages

CONTRACT DATE REQUIREMENTS LIST                                Form Approved
        (2 Data Items)                                        OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington. VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

-----------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.                B. EXHIBIT         C. CATEGORY:
     0002                                            "A"       TDP__________ TM ______ OTHER _________________
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                   E. CONTRACT/PR NO.          F. CONTRACTOR
                                                     F34601-98-C-0145              TMS Sequoia
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                    3. SUBTITLE
      A003                Scientific and Technical Report                            Design Document Report Changes
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Date Acquisition Document No.)   5. CONTRACT REFERENCE                      6. REQUIRING OFFICE
                DI-MISC-80711                      SBIR Phase II Proposal par 3.20               OC-ALC/TIET
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ       9. DIST STATEMENT    10. FREQUENCY      12. DATE OF FIRST SUBMISSION  14.           DISTRIBUTION
                                                                                          -----------------------------------------
       LT              REQUIRED                      1                See Blk 16                                    b. COPIES
-------------                            -----------------------------------------------                       --------------------
8. APP CODE                              11. AS OF DATE     13. DATE OF SUBSEQUENT            a. ADDRESSEE                Final
                                                                                                                       ------------
                                                                SUBMISSION                                     Draft
       N/A                N/A                      N/A            See Blk 16                                           Reg    Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               _________________________________________
  Blk 12: 30 days after A002 Acceptance.                                                  _________________________________________
                                                                                          OC-ALC/TIET                   2
  Blk 13: Updates as required.                                                            -----------------------------------------
                                                                                          _________________________________________
  Contractor format may be used.                                                          OC-ALC/LIDAB                  l
                                                                                          -----------------------------------------
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                           15. TOTAL                    3
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                      3. SUBTITLE
      A004                Software Test Description
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Date Acquistion Document No.)   5. CONTRACT REFERENCE                       6. REQUIRING OFFICE
                DI-IPSC-81439                      SBIR Phase II Proposal par 4.16               OC-ALC/TIET
-----------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ       9. DIST STATEMENT    10. FREQUENCY      12. DATE OF FIRST SUBMISSION  14.           DISTRIBUTION
                                                                                          -----------------------------------------
       LT              REQUIRED                      1                See Blk 16                                     b. COPIES
-------------                            -----------------------------------------------                       --------------------
8. APP CODE                              11. AS OF DATE     13. DATE OF SUBSEQUENT            a. ADDRESSEE                Final
                                                                                                                       ------------
                                                                SUBMISSION                                     Draft
       N/A                N/A                      N/A            See Blk 16                                           Reg    Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               _________________________________________
  Blk 12: As Specified in A001 approved Program Plan                                      _________________________________________
                                                                                          OC-ALC/TIET                   2
  Blk 13: Updates as required.                                                            -----------------------------------------
                                                                                          _________________________________________
  Contractor format may be used.                                                          OC-ALC/LIDAB                  l
                                                                                          -----------------------------------------
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                          _________________________________________
                                                                                           15. TOTAL                    3
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                           H. DATE                       I. APPROVED BY                          J. DATE
/s/ [ILLEGIBLE]^^                         4 JUNE 98                      /s/ [ILLEGIBLE]^^                       4 June 98
-----------------------------------------------------------------------------------------------------------------------------------

DD FORM 1423-2, AUG 96 (EG)   PREVIOUS EDITION MAY BE USED       Page  of  Pages

CONTRACT DATA REQUIREMENTS LIST          Form Approved
        (2 Date Items)                   OMB No. 0704-0188
------------------------------------------------------------------------------
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-
0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No.
listed in Block E.

------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.            B. EXHIBIT                             C. CATEGORY:
        0002                             "A"                                    TDP ________     TM ________   OTHER ______________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                       E. CONTRACT/PR NO.                     F. CONTRACTOR
                                        F34601-98-C-0145                       TMSSequoia
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.                     2. TITLE OF DATA ITEM                  3. SUBTITLE

        A005                                Software Test Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)       5. CONTRACT REFERENCE                      6. REQUIRING OFFICE
              DI-IPSC-81440                             SBIR Phase II Proposal Par 4.17                   OC-ALC/TIET
------------------------------------------------------------------------------------------------------------------------------------
7. DO 250 REQ       9. DIST STATEMENT    10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14.            DISTRIBUTION
       LT              REQUIRED                     1               See Blk 16            ------------------------------------------
--------------                           ---------------   -----------------------------                          b. COPIES
8. APP CODE                              11. AS OF DATE    13. DATE OF SUBSEQUENT            a. ADDRESSEE     ----------------------
      N/A                N/A                        N/A        SUBMISSION                                                 Final
                                                                    See Blk 16                                Draft  ---------------
                                                                                                                      Reg     Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               ------------------------------------------
        Blk 12: As Specified in A001 approved Program Plan.                                   OC-ALC/TIET               2
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
        Blk 13: Updates as required.                                                          OC-ALC/LIDAB              1
        Contractor format may be used.                                                   ------------------------------------------
                                                                                         ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          15. TOTAL  ------>            3
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.                     2. TITLE OF DATA ITEM                  3. SUBTITLE

        A006                            Scientific and Technical Report             Final Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)       5. CONTRACT REFERENCE                      6. REQUIRING OFFICE
              DI-MISC-80711                             SBIR Phase II Proposal par 4.18                   OC-ALC/TIET
------------------------------------------------------------------------------------------------------------------------------------
7. DO 250 REQ       9. DIST STATEMENT    10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14.            DISTRIBUTION
       LT                REQUIRED                   1                 See Blk 16          ------------------------------------------
--------------                           ----------------------------------------                                 b. COPIES
8. APP CODE                              11. AS OF DATE    13. DATE OF SUBSEQUENT            a. ADDRESSEE     ----------------------
      N/A                N/A                        N/A        SUBMISSION                                                 Final
                                                                    See Blk 16                                Draft  ---------------
                                                                                                                      Reg     Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               ------------------------------------------
        Blk 12: 12 months after contract award.
                                                                                          ------------------------------------------
        Blk 13: Updates as required.                                                          OC-ALC/TIET               2
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
        Contractor format may be used.                                                        OC-ALC/LIDAB              1
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          ------------------------------------------
                                                                                          15. TOTAL  ------>            3
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                       H. DATE                                I. APPROVED BY                          J. DATE
/s/ [ILLEGIBLE]                        4 June 98                              /s/ [ILLEGIBLE]                          4 June 98
------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423-2, AUG 96 (EG)               PREVIOUS EDITION MAY BE USED.                                          Page  of   Pages